Exhibit 99.1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE X In re: : Chapter 11 : GT ADVANCED TECHNOLOGIES INC., et. al., : Case No. 14-11916 (HJB) : Debtors [1] : Jointly Administered X DEBTORS' ADDRESS: 243 Daniel Webster Highway Merrimack, NH 03054 DEBTORS' ATTORNEYS: PAUL HASTINGS LLP Park Avenue Tower 75 East 55th Street, First Floor New York, New York 10022 Telephone: (212) 318-6000 Facsimile: (212) 319-4090 Luc A. Despins, Esq. Andrew V. Tenzer, Esq. James T. Grogan, Esq. /s/Kanwardev Raja Singh Bal July 31, 2015 Kanwardev Raja Singh Bal Date Vice President and Chief Financial Officer Notes: [2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period. [1] The Debtors, along with the last four digits of each debtor’s tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors’ corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054. Monthly Operating Report For the Period of May 31, 2015 to June 27, 2015 [2] This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Page 1 of 19

UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE In re GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Reporting Period 5/31/15 - 6/27/15 MONTHLY OPERATING REPORT Submit copy of report to any official committee appointed in the case REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Monthly Reporting Questionnaire MOR-1 Yes No Schedule of Cash Receipts and Disbursements MOR-2 Yes No Bank Account Reconciliation MOR-2 (Cont) Yes No Copies of Debtor's Bank Reconciliations No No Copies of Debtor's Bank Statements No No Copies of Cash Disbursements Journals No No Statement of Operations MOR-3 Yes No Balance Sheet MOR-4 Yes No Schedule of Post-Petition Liabilities MOR-5 Yes No Copies of IRS Form 6123 or payment receipt No No Copies of tax returns filed during reporting period No No Detailed listing of aged accounts payables No No Accounts Receivable Reconciliation and Aging MOR-6 Yes No Cover Page Page 2 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 MONTHLY REPORTING QUESTIONNAIRE Must be completed each month Yes No 5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?  7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.  8. Is the estate current on the payment of post-petition taxes?  10. Is workers' compensation insurance in effect?  12. Are a plan and disclosure statement on file?  13. Was there any post-petition borrowing during this reporting period?  Explanations:  1. 2. 4. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.  Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.  3. 9. 11.  See attached schedules for numbers 1, 3, 4 and 6. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.    6. MOR-1 Page 3 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS CASE NO. CASE NAME BANK CASH RECEIPTS [1] BANK CASH DISBURSEMENTS [2] Inter-Debtor Transfers 14-11916 GT Advanced Technologies Inc. -$ -$ -$ 14-11917 GT Equipment Holdings, Inc. - - - 14-11919 GTAT Corporation 927,172 (8,065,014) - 14-11920 GT Advanced Technologies Limited 6,970,219 (5,587,383) - 14-11922 Lindbergh Acquisition Corp. - (45) - 14-11923 GT Sapphire Systems Group LLC 148,851 (498,646) - 14-11924 GT Sapphire Systems Holding LLC - - - 14-11925 GT Advanced CZ LLC - (497) - 14-11929 GT Advanced Equipment Holding LLC - (1,034) - Total Debtors 8,046,242$ (14,152,619)$ -$ TOTAL DISBURSEMENTS 14,152,619$ LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS -$ PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) -$ TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES 14,152,619$ Notes: [1] Represents all receipts (excluding intercompany funding activity by and among Debtors). [2] Represents operating disbursements, payroll, I/C funding to non debtors, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors). DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: MOR-2 Page 4 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 BANK ACCOUNT RECONCILIATIONS[1] Entity Bank Account No. [2] Description Ending Bank Balance GT Advanced Cz LLC Bank of America 5023 Deposit Account 208,176$ GT Advanced Cz LLC Bank of America 6497 Deposit Account - GT Advanced Equipment Holding LLC Bank of America 8144 Deposit Account 11,093 GT Advanced Equipment Holding LLC Bank of America 3803 Investment Account [10] - GT Advanced Technologies Limited Bank of America US 7350 Deposit Account 16,216,377 GT Advanced Technologies Limited Bank of America Hong Kong 2014 Deposit Account 56,787 GT Advanced Technologies Limited Bank of America Hong Kong 2022 Deposit Account 4,054,607 GT Advanced Technologies Limited Bank of America Hong Kong 2030 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2048 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2056 Deposit Account 3,708 GT Advanced Technologies Limited Bank of America Hong Kong 9201 Deposit Account 1,330,350 GT Advanced Technologies Limited Bank of America US 5316 Collateral Account [11] 901,244 GT Sapphire Systems Group LLC Bank of America 7965 Deposit Account 1,639,827 GT Sapphire Systems Group LLC Bank of America 9105 Deposit Account - GT Sapphire Systems Group LLC Wells Fargo 2633 Operating Account [3] - GTAT Corporation Bank of America 3294 Deposit Account 11,334,963 GTAT Corporation Bank of America 5002 Deposit Account [7] - GTAT Corporation Bank of America 5254 Investment Account [8] - GTAT Corporation Bank of America 4718 Investment Account [9] - GTAT Corporation Santander Bank 8960 Money market Account [4] - GTAT corporation Bank of America 4487 Deposit Account - GTAT corporation Bank of America 6508 Utility Account [5] 176,965 GTAT corporation Bank of America 9956 Collateral Account [6] 840,549 GTAT Corporation d/b/a Crystal Systems Bank of America 1546 Deposit Account 10,053,439 GTAT Corporation d/b/a Crystal Systems Bank of America 7590 Deposit Account - Lindbergh Acquisition Corp Bank of America 8343 Deposit Account 76,501 Total Debtors Bank Cash 46,904,586$ Notes: [7] BOA EUR account (5002) was closed on January 26, 2015 [8] BOA investment account (5254) was closed on February 12, 2015 [9] BOA investment account (4718) was closed on February 12, 2015 [10] account closed in February 2015 [11] BOA Collateral account for Expeditors freight payment opened in April 2015 [6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit. [5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388). [1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064). [2] Last four digits of the account number. [4] The Santander money market account (account no. 8960) was closed in October 2014. [3] The Wells Fargo operating account (account no. 2633) was closed January 26, 2015. MOR-2 (cont) Page 5 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 STATEMENT OF OPERATIONS See Exhbit A. MOR-3 Page 6 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 BALANCE SHEET See Exhbit A. MOR-4 Page 7 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 STATUS OF POST-PETITION TAXES [1] [2] Beginning Amount Ending Tax Withheld or Amount Date Check No. Tax Liability Accrued Paid Paid or EFT Liability Federal Income Tax Withholding -$ 358,000$ (358,000)$ on pay date Various -$ FICA-Employee - 154,270 (154,270) on pay date Various - FICA-Employer - 153,417 (153,417) on pay date Various - Unemployment - 69 (69) on pay date Various - Income - Various Various - Other: - Various Various - Total Federal Taxes -$ 665,756$ (665,756)$ -$ State and Local Income Tax Withholding -$ 76,665$ (76,665)$ on pay date Various -$ Sales 9,322 8,939 (1,868) Various Various 16,393 Use - Various Various - Excise - Various Various - Unemployment - 1,210 (1,210) on pay date Various - Real Property 27,269 13,634 (40,903) Various Various - Personal Property 1,179,790 154,411 (3,941) Various Various 1,330,260 Other: - 3,708 (3,708) on pay date Various - Total State and Local 1,216,381$ 258,568$ (128,295)$ 1,346,654$ Withholding for Employee Healthcare [3] - - - - Premiums, Pensions & Other Benefits [3] - - - - Total Taxes 1,216,381$ 924,324$ (794,051)$ 1,346,654$ SUMMARY OF UNPAID POST-PETITION DEBTS Number of Days Past Due Current 0-30 [8] 31-60 [8] 61-90 [8] Over 90 [8] Total Accounts Payable [4], [5] 2,324,673$ 2,442,940$ 987,055$ 394,348$ 113,712$ 6,262,728$ Amounts Due to Insiders [6] [7] - - - - - - Total Postpetition Debts 2,324,673$ 2,442,940$ 987,055$ 394,348$ 113,712$ 6,262,728$ Notes: [1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request. [2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited [3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts. [8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts relate to pending motions, pending discovery, alleged possessory liens, ongoing settlement negotiations, or other legal issues that require further analysis by the Debtor. [7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits. [4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory [5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts. [6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose MOR-5 Page 8 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period 7,612,392$ + Amounts billed during the period 7,330,211 - Amounts collected during the period (Book Cash Receipts) (6,703,736) Total Accounts Receivable at the end of the reporting period 8,238,867$ Accounts Receivable Aging Amount 0 - 30 days old 4,479,320$ 31 - 60 days old 185,314 61 - 90 days old 96,644 91+ days old 3,477,589 Total Accounts Receivable 8,238,867$ Amount considered uncollectible (Bad Debt) (3,148,759) Accounts Receivable (Net) 5,090,108$ MOR-6 Page 9 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 ASSETS SOLD OR TRANSFERRED Monthly Reporting Questionnaire - #1 Entity Buyer Description Sale Proceeds GT Sapphire Systems Group LLC Thermal Technology LLC Purchased Assets 185,000$ Total 185,000$ On June 23, 2015 the Bankruptcy Court entered an order approving the sale of “Purchased Assets” from the Debtor (GT Sapphire Systems Group LLC) to the Buyer (Thermal Technology, LLC) free and clear of all Liens, Claims, Encumbrances, and Interests. The sale closed on June 30, 2015. A cash deposit of $185,000 was received in the June Monthly Operating Report reporting period. Upon closing the Debtor received $1,596,054, which reflects the asset purchase price less the $185,000 cash deposit and $68,946 working capital adjustment. An additional $215,445 was received on the date of closing from the Buyer for reimbursement of pre-close transferred employee liabilities. Total net proceeds received for the sale of the Debtor's "Purchased Assets" was $1,996,499. MORQ-#1 Page 10 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 PRE-PETITION DEBT PAYMENTS Monthly Reporting Questionnaire - #3 Vendor Name Reference Date Amount GTAT Corporation LIQUIDITY SOLUTIONS, INC B 6/23/2015 73,179$ GT Advanced Technologies Limited GOVERNMENT OF THE HKSAR A 6/12/2015 11,234 84,414$ A B Paid pursuant to Bankruptcy Code Section 365(b)(1)(A) Entity Total Key: Paid pursuant to the final Order Granting Debtors’ Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095). MORQ-#3 Page 11 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 PAYMENTS TO PROFESSIONALS[1] Monthly Reporting Questionnaire - #4 Entity Title Description Amount GTAT Corporation PAUL HASTINGS,LLP Professional Fees 931,078$ GTAT Corporation ROPES & GRAY, LLP Professional Fees 443,980 GTAT Corporation KELLEY DRYE AND WARREN Professional Fees 247,557 GTAT Corporation ROTHSCHILD INC. Professional Fees 187,391 GTAT Corporation EISNERAMPER, LLP Professional Fees 109,214 GTAT Corporation MODUS EDISCOVERY INC. Professional Fees 78,007 GTAT Corporation DEVINE, MILLIMET & BRANCH Professional Fees 26,574 GTAT Corporation NIXON PEABODY LLP Professional Fees 10,035 GTAT Corporation QUINN EMANUEL URQUHART & SULLIVAN Professional Fees 7,232 Total 2,041,067$ Notes: [1] Excludes payments to professionals retained under the Court’s order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the “OCP Order”) [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported. MORQ-#4 Page 12 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 5/31/15 - 6/27/15 PAYMENTS TO INSIDERS [1] Monthly Reporting Questionnaire - #6 Description Title Description Amount Gutierrez, Thomas President and Chief Executive Officer Payroll / Expenses 47,321$ Squiller, Daniel Executive Vice President, Industrial Sapphire Payroll / Expenses 39,615 Ford, Jeffrey Vice President and General Manager, DSS Business Development Payroll / Expenses 32,789 Kim, Hoil Vice President, Chief Administrative Officer, General Counsel & Secretary Payroll / Expenses 30,842 Keck, David Executive Vice President, Worldwide Sales and Service Payroll / Expenses 29,712 Bal, Kanwardev R Vice President and Chief Financial Officer Payroll / Expenses 27,215 Conaway, Michael Board of Director Expenses / Fees Qrt 2,163 Newsted, Richard Board of Director Expenses / Fees Qrt 2,099 Switz, Robert Board of Director Expenses / Fees Qrt 1,746 Cote, Kathleen Board of Director Expenses / Fees Qrt 838 Total 214,340$ Notes: [1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose. MORQ-#6 Page 13 of 19

EXHIBIT A Page 14 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET 1. Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future. 2. Treatment of Intercompany Transactions The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. While the Debtors have not finalized their analysis they do expect it to result in significant adjustments to previously disclosed intercompany balances. Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors. There were no transfers of cash among the Debtors during the period covered by this Monthly Operating Report. 3. Treatment of Certain Assets, Liabilities and GAAP Disclosures The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report. Page 15 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) Notes regarding certain liabilities: • The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments. • The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M, less payments made as a result of the settlement approved on December 15, 2014. As of June 27, 2015 payments of $338 thousand have been made against this liability. • For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed. • Share-based compensation expenses for employee awards are reflected in the Statement of Operations in the third month of each quarter. Prior to the second calendar quarter share-based compensation was recorded each month. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined. Notes regarding certain assets: • As of June 27, 2015, the Debtors have not yet completed their formal US GAAP required analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Based upon the Debtors’ estimates, as previously disclosed in the Amended December Monthly Operating Report, certain intangibles relating to previous acquisitions have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value. • As previously disclosed in the Amended December Monthly Operating Report, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue. Notes regarding Income Taxes: • As of June 27, 2015, Refundable Income Taxes reflects an estimated $25M tax refund for which the Debtors intend to carry back US losses generated in the year ended 2014. Notes regarding Income (Loss) from Discontinued Operations: • As of June 27, 2015, the Company reported $221 thousand loss from discontinued operations. This amount includes other costs incurred by the Company to wind down the facility. The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed. Page 16 of 19

STATEMENTS OF OPERATIONS EXCLUDING INTERCOMPANY ACTIVITY FOR THE PERIOD ENDED JUNE 27, 2015 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindberg Acquisition Corp GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Revenue - 3,496 - - - - - 201 18 (68) 3,647 Total Cost of revenue - 4,362 - - - - - 353 (8,311) (16) (3,612) Gross (loss) Profit - (867) - - - - - (152) 8,329 (52) 7,259 Research and development - 3,027 - - - - - 13 - - 3,040 Selling and marketing - 340 - - - - - 83 33 92 548 General and administrative - 2,568 3 - - 7 - 53 293 140 3,063 Contingent consideration (income) expense - - - - - - - - - - - Restructuring charges and asset impairments - 96 - - - - - - 112 - 208 Amortization of Intangible Assets - 488 - - - - - - - - 488 Total Operating Expenses - 6,519 3 - - 7 - 149 438 232 7,347 Income (loss) from Operations [2] - (7,385) (3) - - (7) - (301) 7,891 (283) (88) Interest Income - - - - - - - - 1 1 1 Interest (Expense) - - - - - - - - - - - Reorganization Items, income (expense) - (5,120) - - - (726) - - - - (5,846) Other Inc (Exp) - (341) - - - - - 4 (130) 123 (345) Income (loss) before Tax - (12,846) (3) - - (733) - (297) 7,762 (160) (6,278) (Benefit) provision for income taxes - - - - - - - - - (29) (29) Net Income (loss) from continuing operations - (12,846) (3) - - (733) - (297) 7,762 (131) (6,249) Income (loss) from discontinued operations, net of tax - (221) - - - - - - - - (221) Net Income (loss) - (13,067) (3) - - (733) - (297) 7,762 (131) (6,471) Notes: [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] Includes share-based compensation expense of $2.4 M. Share-based compensation is recorded in the third month of each fiscal quarter. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 17 of 19

BALANCE SHEET EXCLUDING INTERCOMPANY BALANCES AS OF JUNE 27, 2015 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindbergh Acquisition Corp. GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Current Assets Cash and cash equivalents - 21,236 11 - - 285 - 1,612 21,251 1,686 46,080 Restricted cash - 1,017 - - - - - - 1,330 - 2,348 Accounts receivable, net - 4,116 - - - - - 790 60 125 5,090 Inventories - 399,796 - - - - - 2,176 50,076 807 452,854 Deferred costs - 2,256 - - - - - - 2,135 - 4,392 Vendor advances - 3,323 - - - - - - 7,837 96 11,256 Deferred income taxes - - - - - - - - - 1,323 1,323 Refundable income taxes - 26,046 - - - (1) - - - - 26,045 Prepaid expenses and other current assets - 8,818 - - - - - 275 369 108 9,569 Total current assets - 466,609 11 - - 283 - 4,852 83,058 4,144 558,956 Property, plant and equipment, net [4] - 56,777 - - - 0 - 0 3,485 306 60,568 Intangible assets, net [4] - 23,706 - - - - - - - - 23,706 Goodwill - 51,370 - - - 1,197 - - - 4,325 56,892 Deferred cost - (0) - - - - - - 27,216 - 27,216 Other assets - 9,857 - - - 9 - - 59,425 319 69,610 Total Assets [2] [3] - 608,319 11 - - 1,489 - 4,852 173,184 9,094 796,949 Current Liabilities Prepayment obligation - 438,662 - - - - - - - 438,662 Accounts payable - 6,635 - - - (0) - 462 161 620 7,878 Accrued expenses and other current liabilities - 20,509 - - - - - 367 3,598 1,106 25,580 Contingent consideration - - - - - - - - - 3,092 3,092 Customer deposits - 2,115 - - - 1,987 - 574 10,937 4 15,617 Deferred revenue - 14,033 - - - - - 175 5,966 - 20,174 Accrued income taxes (8,756) - - - 8,608 - - (16) 24 (140) Total current liabilities - 473,198 - - - 10,595 - 1,578 20,646 4,846 510,862 Liabilities Subject to Compromise 292,557 129,495 - - - 4,925 - 1,285 50,128 - 478,390 Deferred income taxes - (0) - - - - - - - (35) (35) Customer deposits - - - - - - - - 55,598 - 55,598 Deferred revenue - 151 - - - - - - 41,335 - 41,486 Contingent consideration - - - - - - - - - 218 218 Other non-current liabilities - (0) - - - - - - 90 - 90 Accrued Income Taxes - 5,424 - - - - - - - - 5,424 Total Non-Current Liabilities - 5,575 - - - - - - 97,023 183 102,781 Stockholder's Equity - (222,429) 35 - - (43,370) - (15,721) 107,255 (120,855) (295,085) Total Liabilities and Stockholder's Equity [3] 292,557 385,839 35 - - (27,850) - (12,858) 275,052 (115,826) 796,949 Notes: $293 $222 ($) $ $ $29 $ $18 ($102) $125 ($) [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets. [3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity. [4] Reflects Management's estimated Fair Value. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 18 of 19

REORGANIZATION ITEMS - INCOME / (EXPENSE) As of June 27, 2015 ($ in 000's) Professional fees (5,313)$ U.S. Trustee fees (15) Lease rejection expense (non-cash) (518) Total (5,846)$ LIABILITIES SUBJECT TO COMPROMISE As of June 27, 2015 ($ in 000's) Convertible Notes 292,557$ Accounts payable 140,418 Accrued expenses and other liabilities 34,255 Contingent Consideration 5,922 Other non-current liabilities 5,238 478,390$ These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 19 of 19